Exhibit 10.2

Summary of Restricted Stock Bonus Grants Made to Executive Officers in October 2003 Under The Openwave Systems Inc 2001 Stock Compensation Plan

The following grants were made using the form of Restricted Stock Bonus agreement filed as Exhibit 10.20 to the Company’s Annual Report on Form 10-K filed on September 30, 2002.

Participant	Grant Date	Restricted Shares	Vesting Schedule
Hose, David	10/27/2003	16,666	1/36 of the shares monthly beginning on 11/27/03
Pace, Joshua	10/27/2003	4,166	1/36 of the shares monthly beginning on 11/27/03
Peters, Steve	10/27/2003	8,333	1/36 of the shares monthly beginning on 11/27/03
Shantz, Jon	10/27/2003	8,333	1/36 of the shares monthly beginning on 11/27/03
Snyder, Allen E.	10/27/2003	16,666	1/36 of the shares monthly beginning on 11/27/03

Summary of Restricted Stock Bonus Grant Made to Chief Executive Officer in October 2003 Under The Openwave Systems Inc 2001 Stock Compensation Plan

The following grant was made using the form of Restricted Stock Bonus agreement filed as Exhibit 10.43 to the Company’s Quarterly Report on Form 10-Q filed on February 14, 2003.
Participant	Grant Date	Restricted Shares	Vesting Schedule
Listwin, Donald J.	10/20/2003	20,833	1/36 of the shares monthly beginning on 11/20/03